PROSPECTUS

                            TAX FREE FUND OF VERMONT

                          128 Merchants Row, Suite 611
                             Rutland, Vermont 05701
                                 (802) 773-0674
                                 (800) 675-3333


This Prospectus is a concise statement of information about the tax Free Fund of Vermont (the "Fund") that you should know before investing. This Prospectus should be kept for future reference.

A statement containing additional information about the Fund, Dated April 30, 1999 (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission and can be obtained, without charge, by writing or calling us at the address or phone number listed above. The Statement of Additional Information is hereby incorporated by reference into this Prospectus. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Prospectus, the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Commission.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                TABLE OF CONTENTS

                      Summary                                      2
                      Fund Expenses                                2
                      Financial Highlights                         3
                      Organization of the Fund                     4
                      Investment Objectives                        5
                      Investment Policies and Restrictions         6
                      Management of the Fund                       7
                      Determining Net Asset Value                  9
                      Buying Shares                               10
                      Selling Shares                              11
                      Dividends                                   13
                      Taxes                                       13
                      Performance Calculations                    14
                      How to Reach Us                             14





                                     SUMMARY


Investors in our Fund are investors seeking tax-free income derived from municipal securities. See "Investment Objectives".


MANAGER AND DISTRIBUTOR

Vermont Fund Advisors, Inc. ("VFA") serves as Investment Adviser to the Fund. The Fund distributes its shares. The Fund offers one class of shares of beneficial interest. See "Management of the Fund" for more information.


PURCHASES AND REDEMPTIONS

The Fund has no sales load, no redemption fees and no exchange fees. The minimum initial investment is $500.00 and there is no minimum amount for subsequent investments. See "Buying Shares" for more information on how easy it is to invest. Shares are redeemable by check or wire. If a shareholder elects to redeem shares by wire transfer, the shareholder's own bank may impose a wire charge. If the Custodian imposes a wire charge upon the Transfer Agent, this may be passed on to the shareholder. See "Selling Shares."


FACTORS TO CONSIDER

An investment in our Fund, as with any mutual fund, includes risks that vary depending upon the Fund's investment policies. Investment in the Fund may involve greater risk than investment in a Fund with a portfolio of municipal securities from throughout the country. This additional risk is due to the possibility of an economic or political development unique to a single state. There is no assurance that the investment objective of the Fund will be achieved. The Fund's return and net asset value will fluctuate.


                                  FUND EXPENSES

Maximum Sales Load Imposed on Purchases
(as a percentage of offering price)                        None
Redemption Fees
(as a percentage of amount redeemed, if applicable)        None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets):

Management  Fee (after  fee  reimbursements)               0.70%
Other  expenses  (after fee reimbursements):
        Transfer Agent Fee                                 0.08%
        All other expenses                                 0.73%
Total other expenses                                       0.81%

Total fund operating expenses                              1.51%





You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each period.


               1Year                               $  15
               3 Years                             $  47
               5 Years                             $  82
               10 Years                            $ 178


You would pay the same expenses on the same investment, assuming no redemption.

The purpose of this table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly. The table should not be considered a representation of past or future expenses. Actual expenses and returns on investment may be greater or lesser than those shown.
For further  information  concerning  advisory  fees,  see the section  entitled
Investment Adviser and Advisory Agreements. In addition, more complete information on costs and expenses is found in the Statement of Additional Information.

Annual fund operating expenses (as a percentage of average net assets) are based on actual amounts incurred for the fiscal year ended December 31, 1998.

The Fund's Investment Adviser may waive management fees and assume and pay other operating expenses to reduce expenses which could be passed on to the shareholders.


                              FINANCIAL HIGHLIGHTS

The financial highlights in the table below have been audited by Tait, Weller and Baker, independent auditors for the years ended December 31, 1993, 1994, 1995, 1996, 1997 and 1998 and by KPMG Peat Marwick for the year ended December 31, 1992 and the period ended December 31, 1991. Financial statements for the years ended December 31, 1998 and 1997 and the independent auditors' report thereon are included in the Statement of Additional Information.



SELECTED PER SHARE DATA AND RATIOS


Selected data for a share outstanding for the years ended December 31, 1992 through December 31, 1998 and for the period September 18, 1991 (commencement of investment operations) to December 31, 1991 are as follows:








Selected data for a share outstanding:


                                     Period
                                     9/18/91
                        For the years ended December 31,
                                     through


                                                                   Dec 31,
                                        1998    1997    1996    1995    1994    1993    1992    1991
                                        ----    ----    -----   ----    ----    -----   ----    ----

Net Asset Value, beginning of year     $10.29  $9.97   $9.96   $9.30   $9.86   $9.88   $9.93  $10.00
                                       ------  -----   -----   -----   -----   -----   -----  ------

Income From Investment Operations:
  Net investment income                 0.43    0.43     0.43   0.49    0.53    0.53    0.56    0.18
  Net gains or losses on securities,
     (both realized and unrealized)    (0.04)   0.32     0.01   0.66    0.56   (0.02)  (0.05)  (0.07)
                                       ------   ----    -----   ----    -----  ------  ------  ------

Total from investment operations        0.39    0.75     0.44   1.15   (0.03)   0.51    0.51    0.11
                                        ----    -----    ----   ----   ------   -----   ----    -----

Less Distributions:
 Distributions (from capital gains)    (0.02)     --       --     --      --      --      --      --
 Dividends
     (from net investment  income)     (0.43)  (0.43)   (0.43) (0.49)  (0.53)  (0.53)  (0.56)  (0.18)
 Returns of capital
  total distributions                     --      --       --     --      --      --      --      --
Net asset value, end of year          $10.23  $10.29     $9.97 $ 9.96 $ 9.30   $9.86   $9.88   $9.93


Total return  (%)                      3.82%    7.74      4.56  12.65  (0.27)   5.26    5.35    3.90*

Net assets, end of year
    (in thousands):                  $9,539    7,879     7,219  6,961  5,786   5,875   2,885     249

Ratio of expenses to
average net assets(%)                  1.51%    1.72      1.55   1.49   1.66    2.48    1.25    0.50*

Ratio of net investment income
  to average net assets(%)             4.16%    4.26      4.41   5.06   5.61    5.34    5.77    6.00*

Portfolio turnover rate (%)              41%      60        98    182     44      61     172      49

* Annualized


                            ORGANIZATION OF THE FUND


Tax Free Fund of Vermont, Inc. is a Vermont Corportation organized under the laws of the State of Vermont on May 20, 1991. The Fund offers shares of common stock with a par value of $0.01 per share. Each share has one vote. Fractional shares have proportionate voting rights and participate pro-rata in dividends and distributions.


We are registered as a non-diversified, open-end investment company of the management type under the Investment Company Act of 1940. Our shares, which are offered continuously, are registered for sale under the Securities Act of 1933. Our shares are qualified for sale in Vermont under it's the securities laws. We offer and redeem our shares at current net asset value.


                              INVESTMENT OBJECTIVES


Our Fund has an investment objective of realizing the highest level of tax-exempt income available without undue risk to principal by investing in Vermont municipal securities. Of course, no mutual fund offered by us or anyone else can guarantee that the investment objective will be met.

The interest earned on these securities, in the opinion of bond counsel for the issuers, is exempt from federal and Vermont state income taxation. In conformity with Guidelines of the Securities and Exchange Commission, our Fund has a fundamental policy that during periods of normal market conditions either (1) the Funds' assets will be invested so that at least 80% of the income will be tax-exempt or (2) the Fund will have at least 80% of its net assets invested in tax-exempt securities. In addition, under normal market conditions, at least 65% of the value of the Fund's assets will be invested in Vermont municipal securities issued by Vermont municipalities or governmental units.

Yields on Vermont municipal securities is dependent on a variety of factors, including the maturity and quality of the particular obligation, the size of the total offering, conditions in the municipal securities markets and general monetary and economic conditions. Generally, issues of shorter maturity and/or higher quality pay lower yields than issues of longer maturity and/or lower quality. The market values of Vermont municipal securities vary depending upon available yields both in the municipal securities markets and in the short-term money markets. Therefore, the net asset value of our shares will change as interest rates fluctuate, generally declining as interest rates rise and rising as interest rates fall. The types of municipal securities and the general characteristics of each type are described in the "Statement of Additional Information".

The inherent risk associated with investment in municipal securities is the risk of default. Payment on most of the municipal securities held by the Fund depends upon revenue generated by the property financed by the securities; the securities are not general obligations of the issuer. In addition, the net asset value of our shares may be impacted by the general economic situation in the country and/or within Vermont. The limitation of our investments to a single state may involve greater risk than if we invested in municipal securities throughout the country, due to the possibility of an economic or political development in Vermont which could uniquely affect the ability of issuers to meet the debt obligations of the securities. The economy of Vermont is supported by agricultural products, tourism, recreation, manufacturing and service professions. A decline in the tourism and recreation markets could affect Vermont in a manner more severe than the effect on many other states.

The Vermont non-agricultural economy is diversified primarily among tourism, recreation and related businesses, manufacturing, professional, financial and commercial services, government activities and agriculture. Agriculture in Vermont is concentrated in dairy farming. No single segment of the economy has a dominant impact on the overall Vermont economy and Domestic Product.

The economy of Vermont is of such diversification that an economic decline in a single segment of the state's economy would not necessarily lead to the non-payment of debt service on municipal bonds. A national economic decline could impact the ability of municipalities to pay debt service, if the decline impacted various industries and business sectors within Vermont.

TAX-FREE FUND OF VERMONT

This Fund is a diversified fund of long-term maturity bonds where the nominal maturity will almost always average 10 years or more and will generally average approximately 20 years. A fairly level stream of income is important to the Fund and net asset value per share can fluctuate moderately. The portfolio had a weighted average nominal maturity of 21.6 years and a weighted average effective maturity of 7.8 years as of December 31, 1998.


                      INVESTMENT POLICIES AND RESTRICTIONS


Our Fund has fundamental policies of investing at least 80% of the value of the assets in securities meeting the following quality standards:

A) Bonds rated at the time of purchase within the four highest grades assigned by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A, Baa) or Standard & Poor's Corporation ("S&P") (AAA, AA, A, BBB). According to Moody's, bonds rated Baa are medium-grade and possess some speculative characteristics. A BBB rating by S&P indicates a satisfactory degree of safety and capacity for repayment, but more vulnerability to adverse economic conditions or changing circumstances. These bonds have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

B) Notes rated at the time of purchase within the three highest grades assigned by Moody's (MIG 1, MIG 2, MIG 3); and bonds and notes not rated by Moody's or S&P within the grades specified above, but secured by the full faith and credit of the United States government (e.g., refunded or defeased bonds secured by United States Treasury Bills or Notes).

C) No more than 20% of the value of our total assets in any of the municipal bond series will be invested in securities which are not rated. The Fund will not purchase securities which in the opinion of the Investment Adviser would not have been rated in one of the grades specified above. In addition, our Investment Adviser will make its own evaluation of each security it selects for each portfolio and will continue to evaluate each portfolio security so long as we hold it.

As an additional matter of fundamental policy, except as indicated below, the only securities we will purchase for the Fund are those producing income exempt from both Federal and Vermont income taxes.

The investment policies may not be changed without approval of the holders of a majority of the outstanding shares of the Fund. The only exception to these policies is that we may temporarily invest up to 100% of the value of our total assets in certain taxable obligations when, in the judgment of our Investment Adviser, abnormal market conditions make it advantageous to assume a defensive posture in taxable obligations. We also reserve the right to hold such cash reserves as the Investment Adviser deems necessary for temporary defensive purposes.

The taxable obligations and cash equivalents in which we may invest on a temporary basis include obligations of the U.S. Government and its agencies and instrumentalities; certificates of deposit, banker's acceptances and other short-term debt obligations of United States and Canadian banks with total assets of at least $1,000,000,000; commercial paper rated A-2 or better by S&P or Prime-2 or better by Moody's; and repurchase agreements relating to an underlying security in which we are authorized to invest.

Investors should recognize that, in periods of declining interest rates, the Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the yield of the Fund will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Fund will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be true.

BORROWING OF MONEY

The Fund is not permitted to borrow money in excess of 5% of its total net assets. The Fund has not borrowed money since its inception and has no plans to borrow money.

ASSET COMPOSITION

The weighted average ratings of the securities held by the Fund on December 31, 1998, the ending date of the fiscal year, were:

                             Aaa/AAA    Aa/AA      A/A     Baa/BBB     NR(total)

Municipal Bonds               24.7%      8.2%     18.3%      40.2%     8.6%

The Board of Directors of the Fund, acting upon information furnished by the Investment Adviser, has determined that the unrated bonds held by the Fund were comparable to bonds rated Baa/BBB.


                             MANAGEMENT OF THE FUND


DIRECTORS

The Directors of the Fund consist of three individuals, two of whom are not "interested persons" of the Fund as defined in the Investment Company Act of 1940. The Directors of the Fund are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed upon the directors or Directors of investment companies by the Investment Company Act of 1940. The Directors of the Fund are:

John T. Pearson, President of the Fund and Vermont Fund Advisors, Inc.*

Stephen A. Carbine, Vice President, Kinney, Pike Bell and Connor, Inc.,

Win Thomas, President of Thomas Insurance Agency

*John T. Pearson is an "interested person" of the Fund's Investment Adviser and of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 by virtue of his officership, directorship and/or employment with Vermont Fund Advisors, Inc. Vermont Fund Advisors, Inc. also serves as the Fund's Transfer Agent. The other Directors are the non-interested Directors of the Fund.

Except as otherwise noted, each individual has held the office indicated, or other offices in the same company, for the last five years.


                                            John T.        Stephen A.      Win
Name of Person, Position                    Pearson         Carbine       Thomas

Aggregate Compensation from Fund               $0            $1,400      $1,400

Pension or Retirement Benefits Accrued
  As Part of Fund Expenses                    None             None        None
Estimated Annual Benefits Upon Retirement     None             None        None

Total Compensation From Fund
  and Fund Complex Paid to Directors           $0           $1,400       $1,400


INVESTMENT ADVISOR AND ADVISORY AGREEMENTS


Our investment activities are managed by Vermont Fund Advisors, Inc., 128 Merchants Row, Suite 611, Rutland, Vermont 05701 Vermont Fund Advisors, Inc. was formed in 1991. Vermont Fund Advisors, Inc. also serves as Transfer Agent.

Vermont Fund Advisors, Inc., may enter into sub-shareholder servicing agreements with commercial banks, investment advisers, or other entities to provide assistance in maintaining books, accounts and records of shareholders. Under the terms of the shareholder servicing agreement, the Fund and its shareholders may be required to pay for the costs of such servicing agreements.

Vermont Fund Advisors, Inc. serves as the Investment Adviser for the Fund pursuant to an Investment Advisory Agreement dated as of May 31, 1991. This agreement will continue in effect until May 30, 1999 and may be continued thereafter for annual periods if renewed. Subject to the direction of the Directors, Vermont Fund Advisors, Inc. is responsible for the actual management of the Fund's portfolio. The compensation paid to the Investment Adviser as presented on page 3 is inclusive of certain administrative services and provision of office space, certain facilities and equipment as well as personnel for management of the Fund. The compensation paid to the Investment Adviser pursuant to the Investment Advisory Agreements is a percentage of the daily net assets of the Fund as follows:

Range of Total Assets (in dollars)      Up to $10 Million      Over $10 Million

Advisory fee percentage of daily net assets         0.70%                 0.60%


Vermont Fund Advisors, Inc. has reserved the right to voluntarily subsidize the Fund at its sole option.


In addition, the Fund has entered into a Transfer Agent/Shareholder Service Agreement with Vermont Fund Advisors, Inc. The agreement provides for a fee computed on the average daily net asset value at the annual rate of .08% and the payment and/or reimbursement of certain supplies, maintenance and equipment costs incurred on behalf of the Fund for the provision of Transfer Agent services.

FUND PORTFOLIO MANAGER

The person primarily responsible for the day-to-day management of the Fund is John T. Pearson, President of the Investment Adviser. Mr. Pearson has been Portfolio Manager since the inception of the Fund in 1991.


YEAR 2000

Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if computer systems used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 issue with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. There can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.


                           DETERMINING NET ASSET VALUE

The price used when you buy or sell shares in the Fund is the next net asset value computed after we receive your order in proper form. The net asset value per share of the Fund is determined separately at the close of trading on the New York Stock Exchange each day the Exchange is open for trading by dividing the total value of the assets of the Fund, minus liabilities, by the total number of shares outstanding. The value of your investment in the Fund is not reduced by a sales charge or commission.

The securities in which we invest are traded almost exclusively in the over-the-counter market. We value securities for which representative price quotations are current and readily available at the mean between the quoted bid and asked prices. If price quotations are not readily available, or if we believe that available quotations are not current or representative, we value securities at prices we believe will best reflect the fair value. In such cases, and in the case of other assets, fair value is determined in good faith in accordance with procedures approved in advance by our Board of Directors, consistently applied by or under the supervision of our officers, and monitored by the Board on an ongoing basis.





                                  BUYING SHARES

Our goal is to make doing business with us as easy as possible. You can buy shares at the next net asset value computed after we receive your investment in proper form as described below. There is no sales charge or load.


TERMS OF OFFERING

If you send us a check which does not clear, we may cancel your order and hold you responsible for any loss which we have incurred. We may recover our loss by redeeming shares held in your account, and we may prohibit or restrict you from placing future orders.

We retain the right to reject any order, and to raise or lower the minimum investment size for any persons or class of persons. An order to purchase shares is not binding on us until confirmed in writing by the Transfer Agent.


INITIAL INVESTMENT

Your initial investment for the Fund need only be $500.00 and there is no minimum amount for any subsequent investment.


BY WIRE

If this is an initial investment you must first call us to tell us the following:

How the account is to be registered; Name of series in which you wish to invest; Your address; Your tax identification number; Amount being wired; and Name of wiring bank.

Our wire instructions are directed to the Chittenden Bank, Burlington, Vermont as follows: Chittenden Bank, ABA # 011600062, Tax Free Fund of Vermont, Account # 21-60-0281-4.

If you are adding to an existing account please call us with your name and account number.


BY MAIL

Make your check payable to the series you want to invest in and send your check to:

Tax Free Fund of Vermont, Inc.
128 Merchants Row, Suite 611
Rutland, Vermont 05701

Along with one of the following:

A completed new account form (if new account); or The detachable stub which you will find at the bottom of your most recent account statement; or A letter specifying your Fund account number.


AUTOMATIC PURCHASE PLAN

Once your account is open, you may make investments automatically by authorizing the Tax Free Fund of Vermont to draw on your bank account. Please call us at 1-800-675-3333 for more information.


                                 SELLING SHARES

You may sell all or part of the shares in your account at any time without any penalties or sales commissions. To do so, simply use one of the methods described below. We will not require a signature guarantee (but reserve the right to do so); however, on your account application, you will be asked to indemnify and hold harmless the Fund, the Transfer Agent and their officers, agents and employees, from losses, claims, expenses and liabilities based on actions taken as the result of your instructions. The Fund will utilize reasonable procedures, such as recording a telephone redemption request or making inquiries of information which should only be known to the shareholder and the Fund, to confirm that instructions communicated by telephone or in writing are genuine. If reasonable procedures are followed by the Fund, it will not be liable for losses due to unauthorized or fraudulent telephone instructions. The Securities and Exchange Commission is currently considering the propriety of the requirement of indemnification and hold harmless provisions.


BY TELEPHONE

In Rutland (802) 773-0674
Toll Free Nationwide Number (800) 675-3333

All accounts will automatically receive telephone redemption privileges unless indicated otherwise on the initial application form. We will mail or wire the money only to the address or bank account previously filed with us. Changes to any redemption instructions must be made in writing and signed by all owners. The telephone cannot be used to redeem shares for which you hold certificates of beneficial interest or which were purchased by mail within the past 30 days.


BY MAIL

You must send us a written request for redemption, signed by each registered holder exactly as the shares are registered along with (if applicable):

Any  certificates  of  beneficial   interest;   and/or  Documents   required  by
Corporations, Executors, Administrators, Directors and Guardians.



PAYMENT OF REDEMPTION PROCEEDS

The Transfer Agent will normally mail a check or wire redemption proceeds the business day following the receipt of necessary documents in required form. There is no charge to you by the Fund for wiring redemption proceeds. However, your own bank may impose a wire charge on your account to which the funds are wired.

We reserve the right on all redemptions to delay payment seven days if to do otherwise would negatively affect existing shareholders.

Shares redeemed to close an account will earn dividends through the date of redemption. In addition to the redemption proceeds, redeeming shareholders will receive dividends declared but unpaid. If you redeem only a portion of your shares, you will receive all dividends declared and unpaid on all your shares on the next dividend payment date.


REDEMPTION PRICE

The redemption price of shares redeemed will be their net asset value per share as calculated in the first determination of net asset value after the Fund has received all necessary documents in the form it requires.


SUSPENSION OF REDEMPTION

We may suspend the right of redemption or postpone payment for more than seven days during any of the following events:

The New York Stock Exchange is closed;

The Securities and Exchange Commission (the "Commission") determines trading on the Exchange is restricted;

There is an emergency as determined by the Commission where it is not reasonably practicable for us to dispose of securities; and/or

For such other period as the Commission may by order permit for the protection of the shareholders.


REDEMPTION BY THE FUND

If your account balance falls below $100 as a result of shareholder redemption and not simply market valuation change, we may redeem your shares and close out your account. We will give you notice no earlier than the 15th of the month following the month in which your account falls below $100, and you will have 30 days from the date of the notice to bring the account up to $100 before we take any action.




TRANSFER AND EXCHANGE OF SHARES

You may transfer your shares to another owner. An transfer is treated for federal tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss, depending on the cost or other tax basis of the shares exchanged. No representation is made as to the deductibility of any such loss. The Transfer Agent will provide you with information about the documents required.


WITHDRAWAL PLAN

You may withdraw fixed or variable amounts from your account at regular intervals. Once begun, a withdrawal plan may be discontinued at any time without penalty.


INACTIVE ACCOUNTS

If your Account is inactive (i.e., you do not make any deposits or withdrawals) and you have not otherwise communicated with us about your Account for the period provided by law, we will be required to transfer the balance of your Account as "abandoned property" to the appropriate state authority.


                                    DIVIDENDS

Generally, we declare dividends for the Fund each business day. The Fund pays such dividends as of the last business day of each month.. If no other business day(s) intervenes between a weekend or holiday on which the New York Stock Exchange is closed, then dividends will be paid on the last business day of the month. The Directors have the authority to change dividend payment dates.

Net investment income consists of all interest income accrued on portfolio securities less all expenses. Capital gains, if any, will normally be distributed between October 31 and December 31 in order to comply with federal income tax regulations. See Statement of Additional Information. Income dividends and capital gains distributions will be paid in additional shares by credit to the shareholder's account or in cash at the shareholder's election. Any such election remains in effect until the Transfer Agent receives notice terminating the election at least three days before the payment date of a dividend or distribution. The available elections are indicated on the new account application form.


                                      TAXES

The Fund has qualified as a "regulated investment company" (RIC) under the Internal Revenue Code. Accordingly, we must distribute at least 90% of our net income earned in any year. Ordinarily, the dividends we pay our shareholders will be exempt interest dividends which will be excludable from gross income for federal and Vermont income tax purposes. Distributions of income from investments in non-municipal securities or net short-term capital gains or net long-term capital gains exceeding our capital loss carry forwards (if any) will be taxable as more fully described in the "Statement of Additional Information."

You should consult your tax adviser about the effects of investments in the Fund on your federal and Vermont income tax liability.


                            PERFORMANCE CALCULATIONS

All yield figures are based on historical earnings and are not intended to indicate future performance.

Total returns are calculated for specified periods by finding the compounded rate of return that will equal the total amount redeemed at the specified redemption date versus the initial amount invested. Average annual total return calculations consider reinvestment of all dividends and all other distributions less all expenses.

Yield quotations are based on a 30 day period in accordance with Securities and Exchange Commission computation formulas as more fully described in the Statement of Additional Information.

Taxable equivalent yield is the yield that an investor would have to earn from fully taxable investments, before the investor had paid federal and any applicable Vermont income taxes, in order to equal a tax-free yield.


FUND PERFORMANCE

The Annual Report of the Tax Free Fund of Vermont contains a discussion and graphs reflecting its performance during the most recently completed fiscal year. A copy of the Annual Report may be obtained by writing or calling us at the numbers listed on the back cover. Performance may also be judged by comparing the series' performance to other mutual funds with comparable investment objectives through various mutual fund or market indices or rankings such as those provided by Barrons, Forbes, Fortune, Money Magazine and Morningstar . Periodically, information from these publications may be included in advertisements, sales literature and reports to shareholders.


                                 HOW TO REACH US


                            TAX-FREE FUND OF VERMONT

                          128 Merchants Row, Suite 611
                             Rutland, Vermont 05701
                            1-800-675-3333 Toll Free
                              1-802-773-0674 Voice
                               1-802-773-2392 Fax






                               INVESTMENT ADVISER
                                       and
                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

                           Vermont Fund Advisors, Inc

                          128 Merchants Row, Suite 611
                             Rutland, Vermont 05701
                              1-802-773-0674 Voice
                               1-802-773-2392 Fax
                                VtFundAdv@aol.com


                                    CUSTODIAN

                              Vermont National Bank
                                 43 West Street
                             Rutland, Vermont 05701


                              INDEPENDENT AUDITORS

                             Tait, Weller and Baker
                          Certified Public Accountants
                             Eight Penn Center Plaza
                                    Suite 800
                        Philadelphia, Pennsylvania 19103


                                  LEGAL COUNSEL

                           Ryan, Smith & Carbine, Ltd.
                                  P. O. Box 310
                                  Mead Building
                                98 Merchants Row
                             Rutland, Vermont 05701



This prospectus omits certain information contained in the registration statement filed with the Securities and Exchange Commission. Items of information which are thus omitted may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the Rules and Regulations of the Commission.

                                     PART B

                         TAX FREE FUND OF VERMONT, INC.
                                  128 Merchants
                                      Row
                             Rutland, Vermont 05701

                       Statement of Additional Information
                              Dated: April 30, 1999



     This statement of additional information is not a Prospectus and should be read in conjunction with the prospectus of Tax Free Fund of Vermont, Inc. dated April 30, 1999. A Prospectus may be obtained by writing to the Tax Free Fund of Vermont, Inc. at 128 Merchants Row, Rutland, Vermont 05701 or calling toll-free 800-675-3333.


                                Table of Contents

Caption                                                                      Page in
                                                                               this                      Prospectus
                                                                             Statement             page cross reference


Investment Objectives and Policies                                               2                             5

Investment Restrictions                                                          5                             6

Management                                                                       7                             7

The Investment Advisor and Other Services                                        7                             8

Additional Purchase and Redemption Information                                  10                           10, 11

Fund Yield and Performance                                                      11

Tax Information                                                                 13                             13

Financial Statements                                                            15

Independent Auditors' Report                                                    27

Appendix A-Description of Securities Ratings                                    28

     No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information or the Prospectus dated April 30, 1999.

                       Investment Objectives and Policies


     The Tax Free Fund of Vermont, Inc. (the "Fund") is an open-end non-diversified management investment company. Shares of the Fund are offered only in Vermont. The investment objective of the Fund is to provide the highest level of current income exempt from federal and Vermont state income taxes as is consistent with the prudent investment management of the principal invested by shareholders. The Fund pursues its objective by a policy of primarily investing in high quality "investment grade" municipal bonds and other municipal securities which are issued by the State of Vermont and its political subdivisions. These bonds are described in detail on pages 7 and 8 of the prospectus under "Vermont Municipal Bonds". Normally, at least 80% of the Fund's assets will be invested in such securities and ordinarily, therefore, substantially all of the Fund's assets will generate income exempt from federal and Vermont state income taxes.

     While the Fund may not change this policy or any of the other fundamental investment policies described in the prospectus or in this Statement of Additional Information without shareholder approval, other investment policies set forth in this Statement of Additional Information may be changed by the Fund upon notice but without such approval.

     There can be no assurance, as is true with all investment companies, that the Fund will achieve its investment objectives.

     In addition to the risks associated with investment in any municipal bond fund, such as default by issuers or fluctuation in interest rates which will inversely affect asset value, investors in the Fund should consider the greater risks of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on the Fund to those of more diversified portfolios before making an investment decision. Although the Fund is a non-diversified investment company, the permitted concentration of investments in municipal securities of Vermont issuers may present greater risks than in the case of an investment company with a more geographically dispersed portfolio. Certain of those risks are discussed below in "Special Risk Factors - Vermont Municipal Bonds".

Vermont Municipal Bonds

     Vermont Municipal Bonds may include general obligation bonds of the State of Vermont and other qualifying issuers and their political subdivisions within Vermont. Vermont Municipal Bonds may be general obligation bonds or revenue bonds and may have fixed or floating interest rate provisions.

     The Fund may also invest in municipal securities issued by territories and possessions of the United States and their agencies and instrumentalities whose interest income is exempt, in the opinion of counsel for the issuer, from federal and state income taxes including Vermont state income taxes. These securities are also referred to herein as "Vermont Municipal Bonds" due to the tax-exempt nature of their interest for federal and Vermont income tax purposes. The Fund may invest in these bonds because suitable municipal bonds issued by Vermont issuers are not available, because yields, maturities or credit quality on these bonds may be preferable to comparable elements available on municipal bonds issued by Vermont entities, or to add the issuer diversification to the Fund's investment portfolio. Except for identity of the issuer, all Vermont Municipal Bonds must meet all of the fundamental investment policy requirements of the Fund and are subject to all of the investment restrictions of the Fund. Under normal circumstances, the Fund does not expect any of its dividends paid to shareholders to be subject to Vermont state income tax liability but the Fund cannot assure shareholders that such circumstances will continuously prevail in the future.

Municipal Securities

     The terms "Vermont Municipal Bonds" as used in the prospectus and this statement of additional information means obligations issued by or on behalf of territories and possessions of the United States or their political subdivisions, agencies and instrumentalities, the interest from which is exempt from federal income taxes. The interest from these obligations is also exempt in the opinion of counsel for the issuer, from all state income taxes, including Vermont. The obligations in which the Fund invests are limited to those securities which at the time of purchase, are:


     1. Municipal  notes rated  MIG-1/VMIG-1,  MIG-2/VMIIG-2  or MIG-3/VMIG-3 by
Moody's or SP-1, SP-2 or SP-3 by S & P, or, if not rated, are of equivalent investment quality as determined by the Investment Manager and ultimately reviewed by the Directors; or

     2. Municipal bonds rated Baa or higher by Moody's, BBB or higher by either S & P or Fitch's or, if not rated, are of equivalent investment quality as determined by the Investment Manager and ultimately reviewed by the Directors; or

     3. Other types of municipal securities, provided that such obligations are rated Prime-1 by Moody's, A-1 or higher by S & P or, if not rated, are of equivalent investment quality as determined by the Investment Manager and ultimately reviewed by the Directors. (See Appendix A for a description of these ratings.)

Alternative Minimum Tax

     Under current federal income tax law, interest on tax-exempt municipal securities issued after August 7, 1986 and used to finance "qualified private activities" (e.g., industrial development bonds) will be treated as an item of tax preference for purposes of the alternative minimum tax ("AMT") imposed on individuals and corporations, though for regular income tax purposes such interest will remain fully tax-exempt. Also, under the same law, interest on all tax-exempt obligations will be included in "adjusted net book income" of corporations for AMT purposes. As the Fund may purchase "qualified private activity" municipal securities in order to introduce additional issuer diversity into the Fund's portfolio or to obtain somewhat higher yields than other comparable municipal securities, a portion not expected to exceed 20% of the Fund's tax-exempt dividends may constitute tax preference income for those shareholders subject to the AMT.

Taxable Securities

     Although the Fund expects to be primarily invested in municipal securities, in order to maintain a temporary defensive policy it may elect to invest up to 100% of its assets in taxable money market securities and may otherwise elect to maintain up to 35% of its assets in such securities for liquidity purposes or when such action is deemed to be in the best interests of shareholders (see "Temporary Defensive Policy" and "Temporary Investments" on page 9 of the Prospectus). Such taxable money market securities are limited to remaining maturities of one year or less at the time of the Fund's investment. Taxable money market securities eligible for purchase by the Fund are limited to the following securities:

     1.  Marketable   obligations  of,  or  guaranteed  by,  the  United  States
Government, its agencies or instrument- alities; or

     2. Commercial paper of prime quality rated A-2 or higher by Standard & Poor's (S&P) or Prime-2 or higher by Moody's Investor's Services (Moody's).

Variable Rate Obligations

     The interest rate payable on certain municipal securities in which the Fund may invest, called "variable-rate" obligations, are not permanently fixed and may fluctuate based upon changes in market rates. The interest rate payable on a variable rate municipal security is adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Other features may include the right of the Fund to demand prepayment of the principal amount of the obligation prior to its stated maturity date and the right of the issuer to prepay the principal amount prior to maturity. The main benefit of a variable rate municipal security is that the interest rate adjustment minimizes changes in the market value of the obligation which would be induced by changes in interest rates in general. As a result, the purchase of variable rate municipal securities tends to improve the ability of the Fund to maintain a stable net asset value per share and to sell obligations prior to maturity at a price more nearly approximating the full principal amount.

Borrowed Money

     The Fund may borrow up to 5% of the value of its net assets for the purpose of providing liquidity. The Fund may require this liquidity in order to provide immediate funds for redemptions in excess of available cash on hand and/or until the proceeds from the sale(s) of securities held by the Fund are realized. The Fund may not borrow for any other purpose. The Fund does not presently anticipate it will borrow funds and presently the Fund has no borrowings outstanding and has no arrangements in place with any lender for such borrowings.

Restricted Securities

     The Fund may purchase restricted securities up to 10% of its asset value. Restricted securities are obligations that meet all of the investment policies of the Fund but which are not registered by the issuer for sale to the general public under the Securities Act of 1933 and appropriate state securities laws. In certain cases, the terms of the purchase agreement pertaining to such restricted securities may require the issuer to register such securities, subject to certain conditions, at the request of the owner of such securities. Registration of these securities would allow for such securities to be sold to the public on an unrestricted basis. Alternatively, restricted securities owned by the Fund may not be resold to the public but may be sold privately if the Fund can make the necessary purchase arrangements with prospective buyer(s).
The Fund may also hold restricted securities to maturity.

General

     Yields on municipal securities are dependent on a variety of factors, including the general condition of the municipal bond, note and money markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and generally are subject to greater price movements than obligations with shorter maturities. An increase in interest rates will generally reduce the market value of the Fund's investments, and a decline in interest rates will generally increase the value of the Fund's investments. There can be no assurance, as is true with all investment companies, that the Fund's objectives will be achieved. The achievement of the Fund's investment objectives is dependent in part on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the Securities and Exchange Commission, although there have been proposals which would require registration in the future. The Fund generally will hold securities for indefinite periods or to maturity rather than follow a practice of short-term trading. The Fund may seek, however, to improve it's income in accordance with it's investment objective by selling certain securities prior to maturity to take advantage of yield disparities that occur in securities markets.

     After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event requires sale of such security by the Fund, but Vermont Advisors will consider such event in its determination of whether the Fund should continue to hold the security. To the extent that the ratings given by S&P, Moody's or Fitch Investors Service may change as a result of changes in such organizations or changes in their rating systems, Vermont Advisors will attempt to substitute comparable ratings.

     Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes.

     Except as otherwise provided above, the Fund's investment objectives and policies are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940 and may, therefore, be changed without a shareholder vote.

Portfolio Turnover

     Portfolio turnover for the Fund is the ratio of the lesser of annual purchases or sales of portfolio securities owned by the Fund to the average monthly value of portfolio securities owned by the Fund, not including securities maturing in less than twelve months. The Fund normally invests principally in long term municipal securities with the intention of retaining such securities in its portfolio and therefore expects to have a normal turnover ratio of less than 40%. The Fund's portfolio turnover ratio was 41% and 60% in 1998 and 1997, respectively. For the years 1999 and beyond, the Fund estimates that its portfolio turnover rate will not exceed 40% annually.

                             Investment Restrictions

     The following are the Fund's fundamental investment limitations set forth in their entirety. The Fund may not:

     (1) with respect to at least 50% of the Fund's total assets, purchase the securities of any single issuer (except the United States government, its agencies or its instrumentalities), if it would cause, during the entire period beginning with the end of any calendar quarter and ending thirty days thereafter, (a) more than 5% of the Fund's total assets to be invested in the securities of such issuer (including repurchase agreements with any one bank), or (b) more than 10% of any class of securities of such issuer would be owned by the Fund. For this purpose, the State of Vermont, each political subdivision of the State, and each district, authority, agency or instrumentality of the State or any of its political subdivisions will be deemed to be a separate issuer and all indebtedness of any issuer will be deemed to be a single class of securities;


     (2) issue senior securities;

     (3) make short sales of securities;

     (4) purchase any securities on margin, except for such short term credits as are necessary for the clearance of transactions;

     (5) borrow money, except from banks as a temporary measure for purposes of meeting redemption requests and/or bond purchase commitments and then only in an amount not exceeding 5% of the Fund's total asset value;

     (6) underwrite any issue of securities, except to the extent that our purchase of municipal securities directly from the issuer (either alone or as one of a group of bidders) may be deemed to be an underwriting of such securities;

     (7) purchase or otherwise acquire any securities which are illiquid if, as a result, more than 10% of the Fund's total assets would be invested in such securities;

     (8) purchase equity securities or securities convertible into equity securities;

     (9) purchase or sell real estate, but this shall not prevent the Fund from investing in municipal bonds or other obligations secured by real estate or interests therein;

     (10) purchase or sell commodities or commodity contracts;

     (11) make loans, except through the purchase of debt securities in accordance with the Fund's investment objective, policies and restrictions;

     (12) invest in oil, gas or other mineral exploration or development programs;

     (13) invest in companies for the purpose of exercising management or control;

     (14) purchase securities of other investment companies, except the Fund may purchase securities of other open-end diversified investment companies which hold tax-exempt portfolios, but only in the open market where no commissions are payable for the purchase of such securities, only to the extent that the Fund at all times owns less than 3% of the voting shares of each such investment company in which the Fund has purchased such shares, only to the extent the Fund has not acquired shares of any such investment company having a value in excess of 5% of the Fund's total asset value, only to the extent the Fund has not acquired shares of all such investment company having a value in excess of 10% of the Fund's total asset value, and, within these limitations, only in amounts and for purposes of providing sufficient liquidity to allow the Fund to transact its day-to-day business operations including shareholder redemptions and settlement of securities transactions;

     (15) purchase the securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation;

     (16) pledge or hypothecate any Fund assets, except that the purchase of securities on a "when issued" basis is not deemed to be a pledge of assets;

     (17) purchase any security, other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, if, as a result, more than 25% of the Fund's total asset value (50% in the case of securities which are general obligations of the State of Vermont) would be invested in the securities of issuers having their principal business activities in the same industry;

     (18) write or invest in put or call options, or any combination thereof.

                                   Management

     The Directors and principal officers of the Fund and their primary occupations during the past five years are set forth below. An asterisk precedes those Directors who are considered "interested persons" as defined in the Investment Company Act of 1940.

Directors and Officers

Name and Address                    Office(s) Held                  Principal Occupation Last Five Years

STEPHEN A. CARBINE                  Director                        Vice President, Kinney, Pike, Bell
212 Grove Street                                                    and Conner (insurance brokers) since
Rutland, Vermont 05701                                              1982.

JOHN T. PEARSON*                    Director, President,            Director, President and sole
13 Victoria Drive                   Chief Executive Officer         shareholder of Vermont Fund
Rutland, Vermont 05701              and Treasurer                   Advisors, Inc. since May, 1991.
                                                                    Previously, Vice President Finance
                                                                    and Administration and Treasurer,
                                                                    Vermont Yankee Nuclear Power
                                                                    Corp., August, 1982 to May, 1991.

WINFRED A. THOMAS                   Director                        Vice President, Clinton F. Thomas
Countryside Estates                                                 Agency (insurance brokers), since
Rutland, Vermont 05701                                              1982.




Principal Shareholders

     As of April 30, 1999, Mr. Justin J. Mueller, P. O. Box 646, Manchester, Vermont, owned beneficially 6.6% of the Fund's shares outstanding. There were no other shareholders of the Fund known by the Fund to own of record or beneficially 5 percent (5%) or more of the Fund's outstanding equity securities. All shares are owned both of record and beneficially. All Officers and Directors of the Fund as a group own 1.0% of the Fund's shares.

                      Investment Advisor and Other Services

Investment Advisor

     The Fund's investment advisor, Vermont Fund Advisors, Inc.(Vermont Advisors), is a Vermont Corporation with its principal office at 128 Merchants Row, Rutland, Vermont 05701. Vermont Advisors is controlled through ownership by one of the Fund's Directors, Mr. John T. Pearson. Mr. Pearson is an "affiliated person" (as defined in the Investment Company Act of 1940) of both the Fund and Vermont Advisors. Mr. Pearson is Chairman, Director and President of the Fund and President and Director of Vermont Advisors. Mr. Pearson has held these positions since 1991. Mr. Pearson has been professionally involved in corporate finance since 1969 and in fixed income investment management since 1983.

Advisory Agreement

     The Fund does not maintain its own security research capability, but has contracted with Vermont Advisors for investment advice and management. In accordance with the Advisory Agreement between the Fund and Vermont Advisors, Vermont Advisors has the sole and exclusive responsibility for the investment decisions for the Fund subject to the objectives and investment policies and restrictions of the Fund and subject to the supervision of the Fund's Board of Directors. Vermont Advisors also furnishes, at its own expense, office facilities, equipment and personnel for servicing the investments of the Fund. Vermont Advisors has arranged for its officers or employees to serve without compensation from the Fund as Directors of the Fund if duly elected to such positions by the shareholders of the Fund.

     Under the Advisory Agreement, the Fund pays Vermont Advisors a monthly investment advisory and management fee equivalent on an annual basis to 0.7 of 1% of its average daily net assets up to $10,000,000 and 0.6% on average daily net assets in excess of $10,000,000. The fee is accrued daily and accrued amounts are paid not less frequently than monthly. Average daily net assets, for purposes of calculating the fee, are defined as the Fund's total assets minus its total liabilities at the close of each business day. Under the Advisory Agreement, a total of $60,852 and $52,115 was payable in fees to Vermont Advisors by the Fund in 1998 and 1997, respectively. There is no limitation with regard to fees and expenses in the Advisory Agreement but Vermont Advisors may, at its sole discretion, voluntarily waive, for any period(s) of time, any amounts due it by the Fund under the Advisory Agreement. Vermont Advisors does not presently plan to waive a portion of the fees due under the Advisory Agreement in 1999 and does not presently plan to reimburse the Fund for any expenses in 1999.

     In connection with the Advisory Agreement, Vermont Advisors agreed to perform distribution services for the Fund and to absorb all of the costs associated with distributing the shares of the Fund. However, on June 25, 1993 the Directors of the Fund authorized the Fund to distribute shares of the Fund and relieved Vermont Advisors from its obligation to perform such distribution services. Vermont Advisors continues to be obligated to absorb all of the costs associated with distributing the shares of the Fund. Effective March 1, 1995, Vermont Advisors entered into an agreement with Windham Financial Services, Inc. ("Windham") whereby Vermont Advisors agreed to compensate Windham and Windham has accordingly agreed to provide additional distribution services for shares of the Fund.

     The Advisory Agreement between the Fund and Vermont Advisors was last approved by the Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, on May 11, 1998, and was approved by a vote of the shareholders of the Fund on February 26, 1993.

     The Fund's Advisory Agreement with Vermont Advisors continues in effect until May 30, 1999 and thereafter from year to year only if approved annually
(a) by the Fund's Board of Directors or by a vote of a majority of the outstanding voting securities of the Fund and (b) by a vote of a majority of Directors of the Fund who are not parties to the Advisory Agreement or interested persons (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting of the Board of Directors of the Fund called for the purpose of voting on such approval. The Fund's Advisory Agreement may be terminated by the Fund on 60 days' notice to Vermont Advisors, and terminates automatically upon its assignment.









Dividend Disbursing, Administrative and Accounting
Services Agreement

     Vermont Advisors also acts as the Fund's dividend disbursing, transfer, administrative and accounting services agent pursuant to a Dividend Disbursing, Administrative and Accounting Services Agreement (Services Agreement) between the Fund and Vermont Advisors. Under the Services Agreement, Vermont Advisors provides to the Fund, without limitation, the following services: (1) the calculation of the net asset value per share, including the pricing of the Fund's portfolio of securities, at such times and in such manner as is specified in the Fund's current prospectus and statement of additional information, (2) upon receipt of monies for the purchase of the Fund's shares or the receipt of redemption requests with respect to the Fund's shares outstanding, the calculation of the number of shares to be purchased or redeemed, respectively,
(3) upon the Fund's distribution of dividends, the calculation of the number of additional shares of the Fund to be received by each shareholder of the Fund who has elected to reinvest dividends and the mailing or transfer of funds to each shareholder who has elected to receive dividends in cash, (4) the provision of transfer agency services, (5) the creation and maintenance of all records relating to the business of the Fund as the Fund may from time to time reasonably request, (6) the preparation of tax forms, reports, notices, proxy statements, proxies and other shareholder communications and the mailing of such documents to shareholders of the Fund and (7) the provision of such other dividend disbursing, transfer agency, shareholder, administrative and accounting services as the Fund and Vermont Advisors may from time to time agree upon.

     As compensation for such services, the Fund pays Vermont Advisors a monthly fee based upon the Fund's average daily net assets. The fee is .08 of 1% of the Fund's average daily net assets on an annual basis. Average daily net assets is calculated in the same manner for the Services Agreement as for the Advisory Agreement. The Fund also reimburses Vermont Advisors for its out-of-pocket expenses in connection with Vermont Advisors's provision of services under the Services Agreement. Under the Services Agreement, a total of $7,039 and $6,109 was paid in fees to Vermont Advisors by the Fund in 1998 and 1997, respectively. These fees are in addition to fees paid by the Fund to Vermont Advisors under the Advisory Agreement.

     The Services Agreement between the Fund and Vermont Advisors was last approved by the Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, on May 11, 1998, and was approved by a vote of the shareholders of the Fund on February 26, 1993.

     A majority of the disinterested Directors of the Fund specifically found, in the course of their review of the Services Agreement, that such agreement is in the best interests of the Fund and its shareholders, the services to be performed pursuant to such agreement are services required for the operation of the Fund, Vermont Advisors can provide services the nature and quality of which are at least equal to those provided by others offering the same or similar services and the fees for such services are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. The Fund's Services Agreement with Vermont Advisors continues from year to year only if approved annually in the same manner as is required for the approval of the Advisory Agreement. The Fund's Services Agreement may be terminated by the Fund on 60 days' notice to Vermont Advisors, and terminates automatically upon its assignment.

Custodian and Independent Accountant Services

     The Vermont National Bank serves as Custodian for the securities held by the Fund and will insure that such securities are kept in a safe and secure manner. The Custodian's address is 87 West Street, Rutland, Vermont 05701.


     The Fund's independent accountant is Tait, Weller & Baker, Two Penn Center Plaza, Suite 700, Philadelphia, Pennsylvania, 19102-1707. Tait, Weller & Baker will audit the books and records of the Fund annually and will report on the Fund's financial statements.

Other Fund Expenses

     The Fund also pays for printing of prospectuses and other reports to shareholders and all expenses and fees related to the registration and filing with the Securities and Exchange Commission and with regulatory authorities in the State of Vermont. The Fund pays all other expenses incurred in its operations, including custody, portfolio valuation services, shareholder communications, association memberships, legal, fidelity bond, insurance and auditing costs; fees and expenses of Directors who are not affiliated with Vermont Advisors; clerical, accounting, administrative and other office costs; costs of maintenance of the Fund's existence; and interest charges, taxes, brokerage fees, and commissions.

Portfolio Transactions and Allocation of Brokerage

     As the Fund's portfolio is composed exclusively of debt securities, most of the Fund's portfolio transactions are effected with dealers without the payment of brokerage commissions, but rather at net prices which usually include a spread or markup. The Fund paid no brokerage commissions in the years 1997 and 1998, respectively. In making portfolio purchases and sales on behalf of the Fund, Vermont Advisors seeks the most favorable net price consistent with the best trade execution. Frequently, however, Vermont Advisors may select a dealer to execute a particular transaction without contacting all dealers who might be able to complete such transaction because of the volatility of the bond market, the often thin supply of securities sought by the Fund and the desire of the Fund to accept a particular price for a security because the price offered by the dealer selected meets the Fund's guidelines for profit, yield or both.

     Decisions with respect to placement of the Fund's portfolio transactions are made by Vermont Advisors. The primary consideration in making these decisions is availability of securities of issuers which the Fund desires to accumulate or dispose of, efficiency in the execution of orders and obtaining the most favorable net price for the Fund. When consistent with these objectives, business may be placed with broker-dealers who furnish investment research or securities inventory location services to the Fund. Such research services include advice, both directly and in writing, as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the identity of purchasers or sellers of securities; the providing of analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. These research services allow Vermont Advisors to supplement its own investment research activities and obtain the views and information of individuals and research staffs of many different securities firms in the course of making investment decisions for the Fund. To the extent portfolio transactions are effected with broker-dealers who furnish research services to Vermont Advisors, Vermont Advisors receives a benefit, not measurable in dollar amounts, without providing any direct monetary benefit to the Fund from these transactions.

     Vermont Advisors has not entered into any formal or informal agreements with any broker-dealers, nor does it maintain any "formula" which must be followed in connection with the placement of the Fund's portfolio transactions in exchange for research services provided to Vermont Advisors.

                             Additional Purchase and Redemption Information

     The Fund is open for business and its net asset value per share is calculated on every day the New York Stock Exchange (Exchange) is open for trading. The Exchange has designated the following holiday closings for the remainder of 1998: Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The holiday closing schedule may be changed by the Exchange. The close of the Fund's business day will coincide with the close of business of the Exchange (normally 4:00 p.m. Eastern time). The Fund will determine the net asset value by 5:30 p.m. each business day. When the Exchange is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the Securities and Exchange Commission to merit such action, the Fund will determine the net asset value at the close of business, the time of which will coincide with the closing of the Exchange. To the extent that Fund securities are traded in other markets on days the Exchange is closed, (and the Fund is not open for business), the Fund's net asset value per share may be significantly affected on days when investors do not have access to the Fund to purchase or redeem shares.
                                     Underwriters

     The shares of the Fund are distributed continuously by the Fund on a best efforts basis. No underwriting commissions are paid by the Fund.

                           Fund Yield and Performance

The Fund may quote performance in various ways. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns. The Fund's share price, yield and total return fluctuates in response to market conditions and other factors, and the value of the Fund's shares when redeemed may be more or less than their original cost.

Yield Calculations

     The Fund's yield for the thirty day period ended March 31, 1999 is 4.49%. The yield was computed by dividing the net income per share earned during the period by the net asset value per share on March 31, 1999.

     Yields used in advertising the Fund are computed by dividing the Fund's interest income for a given 30 day or one month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and analyzing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

     The Fund's tax equivalent yield for the thirty day period ended March 31, 1999 is 7.71%. The tax equivalent yield was computed by dividing the yield of 4.49% earned during the period by a one minus a combined Federal and Vermont income tax rate of 41.76%.

     The tax equivalent yield of the Fund is the rate an investor would have to earn from a fully taxable investment in order to equal the Fund's yield after taxes. Tax equivalent yields are calculated by dividing the Fund's yield by the result of one minus a stated combined federal and Vermont state tax rate. If only a portion of the Fund's yield is tax exempt, only that portion is adjusted in the calculation.

     The following table, based on current federal and Vermont state 1998 tax tables, may be used to indicate a shareholder's approximate effective combined federal and Vermont state tax bracket and taxable-equivalent yields. It gives the approximate yield a taxable security must provide at various income brackets to produce after-tax yields equivalent to those of tax exempt obligations yielding from 5.0% to 6.5%. Of course, no assurance can be given that the Fund will achieve any specific tax-exempt yield. While the Fund invests principally in obligations the interest from which is exempt from federal and Vermont state income taxes, other income received by the Fund may be taxable by either or both federal and Vermont state governments.

                      Tax Equivalent Yields for Vermont Residents


      Taxable             Federal              Vermont          Combined                 If the tax-exempt yield is:
       Income**            Tax                  Tax              Federal
                          Bracket*             Bracket             and
                                              as a % of          Vermont               5.0%       5.5%      6.0%      6.5%
single       joint                           Federal Tax       Tax Bracket*             Then taxable equivalent yield is:
return       return                             Due

$25,350  to  $42,350 to
$61,400      $102,300         28%                25%               33.0%              7.47%      8.21%     8.96%     9.71%

$61,401  to  $102,301 to
$128,100     $155,950          31%               25%               36.3%              7.86%      8.64%     9.43%    10.21%

$128,101 to  $155,951 to
$278,450     $278,450          36%               25%               41.8%              8.58%      9.44%    10.30%    11.16%

$278,451  &  $268,451 &
above        above             39.6%             25%               45.6%              9.19%     10.11%    11.03%    11.94%





    * Excludes the impact of the phaseout of personal exemptions, limitation on itemized deductions and other credits, exclusions and adjustments which may raise a taxpayer's marginal combined federal and Vermont state tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield. Vermont tax rates are based on Federal tax paid which is estimated for each bracket shown.

    **Net amount subject to federal and Vermont state income taxes after deductions and exemptions. Assumes ordinary income only.

     Income calculated for the purpose of determining the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Fund may differ from the rate of distribution the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

Total Return Calculations

     The  Fund's  average  annual  total  return for the one year  period  ended
December 31, 1998 is 3.82%. The Fund's average annual total return for the period from September 18, 1991 (inception of operations) through December 31, 1997 is 5.44%. The one year total return was computed by assuming an initial investment of $1,000 in shares of the Fund on January 1, 1998 and calculating the redemption value of those shares on December 31, 1998, assuming reinvestment of all dividends paid during 1998.

     Total returns quoted in advertising reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions (if any), and any change in the Fund's net asset value per share
(NAV)  over  the  period.   Average  annual  total  returns  are  calculated  by
determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that, the Fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

     In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments and/or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields and other performance information may be quoted numerically or in a table, graph or similar illustration.

     The Fund's performance may be compared in advertising to the performance of other mutual funds in general or to the performance of particular types of mutual funds, especially those with similar objectives. The Fund may compare and contrast in advertising the relative advantages of investing in a mutual fund versus an individual municipal bond. The Fund may be compared to the 20-Bond Index. The 20-Bond Index, published by the Bond Buyer, consists of 20 general obligation bonds that mature in 20 years. The average credit rating of the 20 bonds is roughly equivalent to the A1 rating of Moody's Investors Service. The Fund may also compare its performance to the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the tax-exempt market. Returns and attributes for the Index are calculated monthly using over 8,000 municipal bonds. The Index is composed of bonds that are rated 'A' or better by Moody's, have maturing dates of greater than one year and are not in danger of being called within six months.

     The Fund may advertise examples of periodic investment plans, including the principle of dollar cost averaging. In such a program, the investor invests a fixed dollar amount in the Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price intervals.

                                 Tax Information

Federal Tax Information

     The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code. By qualifying as a regulated investment company the Fund is relieved of Federal income taxes on all net income and all net realized capital gains, if any, that the Fund distributes to shareholders. In order to so qualify, the Fund must (i) derive at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities,
(ii) derive less than 30% of its gross income from the sale or other disposition of securities held less than three months, (iii) meet certain diversification tests as to its investments in securities and (iv) distribute to shareholders at least 90% of the Fund's net tax exempt and net taxable income earned in any year.

     Distribution of net short term capital gains the Fund may realize from the sale of municipal or other securities will be taxable to the Fund's shareholders as short-term capital gains. Distribution of net long-term capital gains, if any, will be taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the shares in respect of which the distributions are paid. The tax effect of dividends, whether taxable or exempt, on the Fund's shareholders is the same whether such dividends are in the form of cash or additional shares.

     The Internal Revenue Code prohibits investors from deducting for Federal income tax purposes, interest paid on loans made or continued for the purpose of purchasing or carrying shares of a mutual fund, such as the Fund, that distributes exempt interest dividends. Under rules of the Internal Revenue Service, there are circumstances in which purchases of shares of the Fund may be considered to have been made with borrowed funds, even though the borrowed funds are not directly traceable to the share purchases.

     If in any fiscal year the Fund has taxable income, the Fund will use the actual earned method of allocating taxable and nontaxable income. The Fund will also allocate expenses between taxable and nontaxable income. In any such year, the percentage of quarterly dividends that are exempt will vary from quarter to quarter.

     The Tax Reform Act of 1986 (the "1986 Act") has resulted in multiple revisions of the federal tax laws. The following summary discusses some of the more important changes in the 1986 Act that affects the Fund and its shareholders.

Excise Tax

     The 1986 Act contains a provision which discourages shareholders from deferring tax on dividend income received from a regulated investment company. Under the provision, a 4% non-deductible federal excise tax is levied on undistributed Fund income unless the Fund distributes at least (a) 98% of calendar year ordinary income during the calendar year; (b) 98% of capital gain net income earned in the year ending October 31 by December 31; and (c) 100% of any undistributed capital gain net income from the prior October 31 measurement period and 100% of any undistributed ordinary income from the prior December 31 measurement period.

Capital Gains

     Long term and short term capital gains distributions to a corporation will be taxed at the regular corporate tax rate. The highest corporate tax rate is 34%. The 60% long term capital gain deduction for individuals has been repealed; therefore, all long term and short term capital gains distributions will be taxed at the individual rates in effect at the date of the distribution. Effective in 1996, taxpayers are taxed at a rates from 20% to 28% on all capital gains income.

Exempt Interest Dividends

     Under the present tax law, if the stock of the Fund is held for six months or less, any loss on the sale or exchange of that stock would be disallowed to the extent the taxpayer received exempt interest dividends with respect to that stock. The Treasury Department is authorized under current law to issue regulations which it has not done to date which would further shorten the six month requirement to a period not less than the greater of 31 days or the period between regular dividend distributions, if the Fund distributes at least 90% of its net tax-exempt interest.

Tax Exempt Bonds

     Under laws currently in effect, interest on obligations of the territories and possessions of the United States, including Puerto Rico, the United States Virgin Islands and the Trusteeships of Guam and the Marianas Islands and the political subdivisions, agencies and instrumentalities of these governmental entities is generally tax exempt. Interest on non-governmental purpose bonds, such as industrial revenue bonds, issued by qualified government entities is taxable unless the bonds are issued to finance certain specified exempt activities, are used for development of industrial park sites or are exempt small issues. Furthermore, bonds issued for activities of non-governmental persons are referred to collectively as "non-essential" bonds. The Fund does not intend to purchase "non-essential" purpose bonds.

Tax Status of the Fund

     As a regulated investment company, the Fund is qualified to pay "exempt interest dividends", provided that at least 50% of the Fund's total assets are invested in municipal securities at the close of each quarter of the calendar year. Ordinarily, dividends paid from net income earned by the Fund on investments in Vermont and Other Municipal Bonds will be exempt interest dividends. Shareholders receiving exempt interest dividends may exclude them from gross income for Federal income tax purposes. However, dividends the Fund may earn from investments in nonmunicipal securities will be fully taxable as interest income.

     The above analysis is not all-inclusive and is subject to federal law and regulations.

Vermont State Tax Information

     By qualifying as a "regulated investment company" for Federal income tax purposes, the Fund is not subject to Vermont income taxes on net income and net capital gains, if any, that are distributed to the Fund's shareholders. Dividends paid by the Fund to shareholders which qualify as "exempt interest dividends" for Federal income tax purposes are also excludable from shareholders' gross income for Vermont state income tax purposes so long as the total assets of the Fund are invested in Vermont Municipal Bonds as defined in the prospectus. All other dividends and distributions, as well as any earnings we receive from taxable investments and any capital gains we realize from any investments, will have the same general consequences to shareholders for Vermont state income tax purposes as they have for Federal income tax purposes. This means that dividends paid by the Fund will ordinarily be excludable from gross income for Vermont income tax purposes.

     Under current Vermont tax law, the Fund is subject to a corporate tax which shall not exceed the corporate minimum tax of $250 annually.


                             Financial Statements

     Following are the Fund's Financial Statements and notes thereto dated December 31, 1998 and the Independent Auditors' Report dated February 10, 1999:

                 Appendix A - Description of Securities Ratings

                           Ratings of Municipal Notes


     MOODY'S INVESTORS SERVICE, INC.

MIG-1/VMIG-1: the best quality.

MIG-2/VMIG-2: high quality, with margins of protection ample though not so large as in the preceding group.

MIG-3/VMIG-3: favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established

     STANDARD & POOR'S CORPORATION

SP-1: very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2: satisfactory capacity to pay principal and interest.

SP-3 - Speculative capacity to pay principal and interest.


                      Ratings of Municipal Debt Securities

MOODY'S INVESTORS SERVICE, INC.

     Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge".
     Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds.
     A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.
     Baa - Bonds rated Baa are considered medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
     Ba - Bonds rated Ba are judged to have speculative elements;their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
     B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.
     Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
     Ca - Bonds rated Ca represent obligations which/ are speculative in a high degree. Such issues are often in default or have other marked short-comings.

     Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


STANDARD & POOR'S CORPORATION

     AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest .
     AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong.
     A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than in the A category.
     BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded on balance as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.





                        PART C. OTHER INFORMATION

        Item 24. Financial Statements and Exhibits


          (a) Financial Statements

              Tax Free Fund of Vermont, Inc.

     Report of Independent Auditors - Included in Part B of the Registration Statement.

     Portfolio  Investments - Included in Part B of the Registration  Statement.
     Statement  of  Assets  and   Liabilities  -  Included  in  Part  B  of  the
     Registration Statement.

     Statement of Operations - Included in Part B of the Registration Statement. Statement of Changes in Net Assets - Included in Part B of the Registration Statement.

     Financial Highlights - Included in Part B of the Registration Statement. Notes to Financial Statements - Included in Part B of the Registration Statement.


          (b) Exhibits:

             (16) Yield  calculation  for 30 day period ended  December 31, 1998 and Total Return calculation for year ended December 31, 19978- Exhibit A.

     Item 26. Number of Holders of Securities

     As of April 30, 1998, there are 300 holders of the common stock of the Registrant.

     Item 28. Business and Other Connections of Investment Adviser


          The investment adviser, Vermont Fund Advisors, Inc., provides investment advisory services to a limited number of individual accounts. Vermont Fund Advisors also performs financial and general management consulting services. During the past two years, Mr. John T. Pearson, President has performed all services provided by Vermont Fund Advisors, Inc.

     Item 29. Principal Underwriters

              The Registrant distributes its own securities



                         Tax Free Fund of Vermont, Inc.
               Average Annual Return Calculation per SEC Item 22:
Tax Free Fund of Vermont - Total Return Calcualtion for Year 1998:               Exhibit A, Page 2

                                        Shares  Total                 Annualiz  Return:
Date               $ Invested       NAV   Bought  Shares $ Value  (incepti1 year  3 Years 5 Years

12/31/97        0.0308962          10.29   0.412 137.724 1417.175   0.057   0.077   0.082   0.059
01/31/98       0.04049126          10.32   0.540 138.264 1426.884   0.057   0.084   0.076   0.059
02/28/98       0.03745107          10.29   0.503 138.767 1427.914   0.057   0.077   0.067   0.055
03/31/98       0.03824994          10.27   0.517 139.284 1430.447   0.056   0.086   0.064   0.057
04/30/98        0.0381925          10.23   0.520 139.804 1430.195   0.056   0.069   0.064   0.055
05/31/98       0.03883629          10.29   0.528 140.332 1444.012   0.056   0.071   0.060   0.057
06/30/98       0.03738359          10.27   0.511 140.842 1446.452   0.056   0.062   0.065   0.055
07/31/98       0.03599233          10.23   0.496 141.338 1445.887   0.055   0.046   0.062   0.055
08/31/98        0.0350255          10.29   0.481 141.819 1459.318   0.056   0.058   0.063   0.055
09/30/98       0.03317973          10.34   0.455 142.274 1471.115   0.056   0.058   0.064   0.056
10/30/98       0.03302632          10.28   0.457 142.731 1467.277   0.055   0.050   0.060   0.056
11/30/98       0.03177408          10.27   0.442 143.173 1470.385   0.055   0.047   0.055   0.057
12/31/98       0.04642497          10.23   0.650 143.823 1471.305   0.054   0.038   0.053   0.056





                                                Exhibit A, Page 1
        Tax Free Fund of Vermont
        SEC Yield Calculation
        (with and w/o waived expenses)

        Tot 30 Day Int         42,483.68660
        less:
        Tot 30 Day Exp          9,909.64000
        equals:
        Net Int Income         32,574.04660
        divided by:
        Avg Sh Out*NAV    8,443,712.60755
        equals:
        fraction                       0.00386
        Plus:
        One (1)                        1.00386
        exponentiated:
        6th Power            1.023371113
        minus:
        One (1)              0.023371113
        equals:
        Two (2)              0.046742226












                                                    SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment No. 7 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Rutland, and State of Vermont on the 30th day of April, 1999.




TAX FREE FUND OF VERMONT, INC.



--------------------------------------------------------------
John T. Pearson,
President




Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 9 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.





______________________________________________      Director      April 30, 1999
         STEPHEN A. CARBINE




______________________________________________      Director      April 30, 1999
         JOHN T. PEARSON




______________________________________________      Director      April 30, 1999
         WINFRED A. THOMAS